SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2002

COCA-COLA ENTERPRISES INC.
 (Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.   Other Events

On March 26, 2002, the Company issued a press release providing a first-quarter 2002 update--confirming previous guidance for 2002 and announcing a webcast through its website on March 27, 2002.

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.

99	Press release dated March 26, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: March 27, 2002	By: S/ MICHAEL P. COGHLAN Michael P. Coghlan Vice President, Controller and Principal Accounting Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99	2002 Quarterly Financial Guidance and 2001 Comparable Results